UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
  |_|  Preliminary Proxy Statement
  |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  |_|  Definitive Proxy Statement
  |_|  Definitive Additional Materials
  |X|  Soliciting Material Pursuant to Section 240.14a-12

                        THE REYNOLDS AND REYNOLDS COMPANY
                (Name of Registrant as Specified In Its Charter)



                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
            Class A Common Shares, Class B Common Shares
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount previously paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:


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ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a proxy statement of The Reynolds and Reynolds Company and other materials will be filed with SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REYNOLDS AND REYNOLDS COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about The Reynolds and Reynolds Company at http://www.sec.gov, SEC's Web site. Free copies of The Reynolds and Reynolds Company's SEC filings are also available by directing a request to The Reynolds and Reynolds Company, One Reynolds Way, Dayton, Ohio 45430, Attention:
Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Reynolds and Reynolds Company and its executive officers and directors and Universal Computer Systems may be deemed, under SEC rules, to be participants in the solicitation of proxies from The Reynolds and Reynolds Company shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of The Reynolds and Reynolds Company is included in its definitive proxy statement for its 2006 annual meeting filed with the SEC on May 5, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contain forward looking statements, including statements relating to results of operations. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management's judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements made by the company may be identified by the use of words such as "will," "expects," "intends," "plans," "anticipates," "believes," "seeks," "estimates," and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) Reynolds may be unable to obtain shareholder approval required for the transaction; (2) Reynolds may be unable to obtain regulatory approvals required for the transaction, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on Reynolds or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) Reynolds may be unable to achieve cost reduction and revenue growth plans; (5) the transaction may involve unexpected costs or unexpected liabilities; (6) the credit ratings of Reynolds or its subsidiaries may be different from what the parties expect; (7) the businesses of Reynolds may suffer as a result of uncertainty surrounding the transaction; (8) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular


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period; and (9) Reynolds may be adversely affected by other economic, business, and/or competitive factors. These and other factors that could cause actual results to differ materially from those expressed or implied are discussed under "Risk Factors" in the Business section of our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.


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The following is the text of an advertisement for The Reynolds and Reynolds
Company to appear in Automotive News:

                                YOU'RE THE BOSS.

                                YOU HAVE MY WORD.

With the recent announcement that Reynolds and Reynolds and Universal Computer Systems, Inc. (UCS), have agreed to merge our two organizations and create the world's pre-eminent dealer services company, two questions have emerged:

o        Who's Fin's new boss?
o        Who's Reynolds' new boss?

The answer to both questions is simple--

YOU, OUR CUSTOMER.

As the chief executive officer of the combined company following the merger, I give you my word that we will be driven by our number one rule: The customer is the boss and the reason we're in business.

Going forward, the combined company will be known as The Reynolds and Reynolds Company. More importantly, it will be the Reynolds brand and way of doing business that will define the company. This means that you can trust the business practices, dedication and world-class people, solutions, documents, services and support that more than 18,000 Reynolds dealers worldwide have come to rely upon.

It also means that you will have even greater choices under the REYNOLDSYSTEM
(TM)brand. Both Reynolds ERA(R) and UCS POWER(R) solutions will continue to be sold,installed, supported and enhanced for years to come. You can rest assured that your investments will be protected and strengthened regardless of your UCS or Reynolds platform.

I look forward to Working for You as we create a stronger Reynolds and Reynolds--one with new resources, new capabilities and new choices for our dealers. Most importantly, I look forward to extending the Reynolds way of doing business.

                             /s/ Finbarr J. O'Neill

Finbarr J. O'Neill  President and CEO                           [REYNOLDS LOGO]
Reynolds and Reynolds                                           We Work for You.

                            www.rememberwhosboss.com